Investments in Equity Method Investees (Summarized Operating Results of Morgan Stanley) (Detail) - Morgan Stanley [Member] - JPY (¥) ¥ in Billions	6 Months Ended
	Sep. 30, 2019	Sep. 30, 2018
Equity Method Investment, Summarized Financial Information, Income and Loss
Net revenues	¥ 2,203	¥ 2,258
Total non-interest expenses	1,593	1,601
Income from continuing operations before income taxes	610	657
Net income applicable to Morgan Stanley	¥ 475	¥ 502